UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2010, we entered into a controlled equity offering sales agreement with Cantor Fitzgerald & Co., or Cantor, pursuant to which we may issue and sell shares of our common stock having an aggregate offering price of up to $20.0 million from time to time through Cantor acting as agent and/or principal. Sales of our common stock through Cantor, if any, will be made on The NASDAQ Capital Market by means of ordinary brokers’ transactions at market prices, in block transactions or as otherwise agreed by Cantor and us. Cantor will use its best efforts to sell our common stock from time to time, based upon our instructions (including any price, time or size limits or other customary parameters or conditions we may impose). We will pay Cantor a commission rate of 3.0% of the gross sales price per share of any common stock sold through Cantor as agent under the sales agreement. We have also provided Cantor with customary indemnification rights.

Under the terms of the sales agreement, we may also sell shares of our common stock to Cantor, as principal for its own account, at a price negotiated at the time of sale. If we sell shares to Cantor in this manner, we will enter into a separate agreement setting forth the terms of any such transactions.

The foregoing description of the sales agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the sales agreement into our shelf registration statement on Form S-3 (File No. 333-164025) previously filed with the SEC.

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2010, we reported our financial results for the three months ended March 31, 2010. A copy of our press release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Cooley LLP.

10.1	Sales Agreement, dated April 29, 2010, between Sunesis Pharmaceuticals, Inc. and Cantor Fitzgerald & Co.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press release, dated April 29, 2010, entitled “Sunesis Pharmaceuticals Reports First Quarter 2010 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.
Dated: April 29, 2010
	By:	/s/ DANIEL N. SWISHER, Jr.
Daniel N. Swisher, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Cooley LLP.

10.1	Sales Agreement, dated April 29, 2010, between Sunesis Pharmaceuticals, Inc. and Cantor Fitzgerald & Co.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press release, dated April 29, 2010, entitled “Sunesis Pharmaceuticals Reports First Quarter 2010 Financial Results.”